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                                                               EXHIBIT (10)-(61)

             SEVENTH AMENDMENT TO LETTER OF CREDIT AGREEMENT
             -----------------------------------------------

          SEVENTH AMENDMENT (the "Amendment"), dated as of June 30,1996, among The LTV Corporation, a Delaware corporation ("LTV"), LTV Steel Company, Inc., a New Jersey corporation, LTV Steel Mining Company, a Minnesota limited partnership, LTV Steel Tubular Products Company, a Delaware corporation (the "Borrowers"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and BT Commercial Corporation, acting as Agent (the "Agent") in the manner and to the extent described in Article 9 of the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, LTV, the Borrowers, the Lenders and the Agent are parties to a Credit Agreement, dated as of October 12, 1994 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          1. Section 1.1 of the Credit Agreement is hereby amended by inserting therein in the appropriate alphabetical order the following new definition:

          "KEYBANK LETTER OF CREDIT" shall have the meaning provided in Section 2.1(b) of this Agreement.

          2. Section 2.1 of the Credit Agreement is hereby amended by (x) relettering subsection "(b)" thereof as "(c)" and (y) inserting between subsection (a) and the relettered subsection (c) thereof the following new subsection:

          (b) ASSUMED KEYBANK LETTER OF CREDIT. The irrevocable standby letter of credit numbered SB 50637 issued by KeyBank National Association in favor of the Minnesota Pollution Control Agency for the account of LTV Mining dated February 21, 1992 (the "KeyBank Letter of Credit") shall be deemed to be a Letter of Credit issued hereunder for the account of LTV Mining and shall be subject to all of the terms and provisions of this Agreement.

          3. Section 2.2 of the Credit Agreement is hereby amended by inserting therein after the phrase "Any Letter of Credit containing an automatic renewal provision" and before the phrase "shall also contain a provision" the following new parenthetical:

                    (other than the KeyBank Letter of Credit)


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          4. Section 6.1(xiii) is hereby deleted in its entirety and the following new Section 6.1(xiii) inserted in lieu thereof:

          (Xiii) FINANCIAL PLANS: (a) by March 31 of each year, a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of LTV and its Subsidiaries (and, with respect to each Reporting Entity or, if a Reporting Event has occurred, each Borrower, a separate balance sheet and income statement) for each month of the then current Fiscal Year, together with a PRO FORMA Compliance Certificate for such Fiscal Year, an explanation of the assumptions on which such forecasts are based and such other information and projections as the Agent or any Lender may reasonably request and (b) by August 31 of each year, a financial forecast for the next five Fiscal Years, including the then current and next succeeding Fiscal Years, except that, if the only financial forecast prepared for the directors of any Credit Party is for a period of less than five years, that financial forecast shall suffice, PROVIDED, HOWEVER, that such forecast is for not less than the succeeding three Fiscal Years, each of such forecasts to include, without limitation, a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of LTV and its Subsidiaries (and, with respect to each Reporting Entity or, if a Reporting Event has occurred, each Borrower, a separate balance sheet and income statement) for each such Fiscal Year, together with a PRO FORMA Compliance Certificate for each such Fiscal Year, an explanation of the assumptions on which such forecasts are based and such other information and projections as the Agent or any Lender may reasonably request;

          5. In order to induce the undersigned Lenders to enter into this Amendment, LTV and the Borrowers hereby represent and warrant that:

          (a) No Default or Event of Default exists as of the Seventh Amendment Effective Date and after giving effect to this Amendment;

          (b) On the Seventh Amendment Effective Date after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects; and

          (c) On and after the Seventh Amendment Effective Date, this Amendment, and the transactions permitted hereby, shall be permitted by, and shall not violate any material term of or cause a breach of, any of the Related Agreements.

          6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with LTV, the Borrowers and the Agent.




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          8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          9. This Amendment shall become effective on the date (the "Seventh Amendment Effective Date") on which LTV, the Borrowers and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile device) the same to the Agent.

          10. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.



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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                    THE LTV CORPORATION

                                    By: /s/ J.C. Skurek
                                       --------------------------
                                       Title: Vice President

                                    LTV STEEL COMPANY, INC.

                                    By: /s/ J.C. Skurek
                                       --------------------------
                                       Title: Vice President

                                    LTV STEEL MINING CO.,

                                    By: Youngstown Erie Corporation

                                    By: /s/ J.C. Skurek
                                       --------------------------
                                       Title: Vice President



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                                    By: Erie B Corporation
                                    By: /s/ J.C. Skurek
                                       --------------------------
                                       Title: Vice President

                                    By: Erie I Corporation

                                    By: /s/  J.C. Skurek
                                       --------------------------
                                       Title: Vice President

                                    LTV STEEL TUBULAR PRODUCTS
                                     COMPANY

                                    By: /s/  J.C. Skurek
                                       --------------------------
                                       Title: Vice President

                                    BT COMMERCIAL CORPORATION,
                                     individually and as Agent
                                     and Collateral Agent

                                    By: /s/ Linda McCormack
                                       --------------------------
                                       Title: Vice President

                                    CHEMICAL BANK, as a Lender

                                    By: /s/ James H. Ramage
                                       --------------------------
                                       James H. Ramage
                                       Title: Vice President



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                                    THE LONG-TERM CREDIT BANK OF
                                     JAPAN, LTD., as a Lender

                                    By: /s/ Armund J. Schoen, Jr.
                                       --------------------------
                                       Title: Vice President and
                                              Deputy General Manager


                                    MELLON BANK, N.A., as a Lender


                                    By: /s/ Roger N. Stanier
                                       --------------------------
                                        Roger N. Stanier
                                       Title: Vice President

                                    THE SUMITOMO BANK, LTD.,
                                     CHICAGO BRANCH, as a Lender

                                    By: /s/ Hiroyuki Iwami
                                       --------------------------
                                       Hiroyuki Iwami
                                       Title: Joint General Manager

                                    PNC BANK, NATIONAL ASSOCIATION,
                                     as a Lender

                                    By: /s/ Sean Sebastian
                                       --------------------------
                                       Title: Assistant Vice President


                                    CREDIT LYONNAIS, CHICAGO
                                     BRANCH, as a Lender

                                    By: /s/ Sandra E. Horwitz
                                       --------------------------
                                       Sandra E. Horwitz
                                       Title: First Vice President
                                              Branch Manager


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                                    CAISSE NATIONALE DE CREDIT
                                     AGRICOLE, as a Lender


                                    By: /s/ Dean Balice
                                       --------------------------
                                       Dean Balice
                                       Title: Senior Vice President
                                              Branch Manager

                                    NATIONAL CITY BANK, as a Lender

                                    By: /s/ Davis R. Bonner
                                       --------------------------
                                       Davis R. Bonner
                                       Title: Vice President

                                    KEYBANK NATIONAL ASSOCIATION, as a
                                     Lender

                                    By: /s/ W.J. Kysela
                                       --------------------------
                                       Title: Vice President


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